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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 23, 1998
                                                        -----------------

                               Budget Group, Inc.
                               ------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     0-78274                59-3227576
-------------------------------  -------------------    ---------------------
 (State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)


   125 Basin Street, Suite 210, Daytona Beach, FL             32114
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     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (904) 238-7035
                                                   ---------------

Former name or former address, if changed since last report:  N/A
                                                             -----



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ITEM 5.   OTHER EVENTS

     On November 23, 1998, Budget Group, Inc. issued a press release announcing that its earnings for the fourth quarter of fiscal year 1998 will fall below expected levels and analysts' consensus estimates. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

Reference
 Number                          Description of Exhibit
---------         ------------------------------------------------------
  99.1            Press Release dated November 23, 1998

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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BUDGET GROUP, INC.
                                     (Registrant)


Date: November 24, 1998              By:  /s/  THOMAS L. KRAM
                                          -------------------------------------

                                          Thomas L. Kram
                                          Vice President - Controller